Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned Director of U.S. Silica Holdings, Inc. (the “Company”), a Delaware corporation, hereby appoint Bryan A. Shinn, Chief Executive Officer of the Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2011, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Bryan A. Shinn full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

Dated: March 20, 2012

/s/ Rajeev Amara
Name: Rajeev Amara Title: Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned Director of U.S. Silica Holdings, Inc. (the “Company”), a Delaware corporation, hereby appoint Bryan A. Shinn, Chief Executive Officer of the Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2011, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Bryan A. Shinn full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

Dated: March 20, 2012

/s/ Prescott Ashe
Name: Prescott Ashe Title: Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned Director of U.S. Silica Holdings, Inc. (the “Company”), a Delaware corporation, hereby appoint Bryan A. Shinn, Chief Executive Officer of the Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2011, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Bryan A. Shinn full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

Dated: March 20, 2012

/s/ William J. Kacal
Name: William J. Kacal
Title: Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned Director of U.S. Silica Holdings, Inc. (the “Company”), a Delaware corporation, hereby appoint Bryan A. Shinn, Chief Executive Officer of the Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2011, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Bryan A. Shinn full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

Dated: March 20, 2012

/s/ Charles M. Shaver
Name: Charles M. Shaver
Title: Director